UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                          Entry into a Material Definitive Agreement.

On November 9, 2017, Immunomedics, Inc. (the “Company”), issued a press release announcing that the Company’s Board of Directors (the “Board”) voted to appoint Michael Pehl as the Company’s President, Chief Executive Officer and member of the Board, effective as of December 7, 2017. The Company also announced that the Board voted to appoint Brendan Delaney as the Company’s Chief Commercial Officer, effective as of November 10, 2017.

The full text of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K.

Appointment of Chief Executive Officer

On November 8, 2017, upon recommendation from the Compensation Committee of the Board and approval by the Board on November 7, 2017, the Company entered into an Executive Employment Agreement (the “Pehl Agreement”) with Michael Pehl, pursuant to which Mr. Pehl will serve as the Company’s President and Chief Executive Officer.

Mr. Pehl’s appointment as President and Chief Executive Officer is effective as of December 7, 2017 (the “Pehl Effective Date”). The term of the Pehl Agreement is for two (2) years, and shall automatically renew for successive one (1) year periods thereafter, unless at least ninety (90) days prior to the end of any such period one party notifies the other in writing that they are exercising their option not to renew the Pehl Agreement. Mr. Pehl will receive an annual base salary of $640,000 and be eligible for an annual bonus, to be determined by the Compensation Committee of the Board, with a target of 60% of Mr. Pehl’s base salary for each applicable fiscal year.

On the Pehl Effective Date, Mr. Pehl will be granted an incentive stock option (the “Pehl ISO Agreement”) to purchase 750,000 shares of the Company’s common stock, such option will have a seven-year term and an exercise price equal to the fair market value of the Company’s common stock based on the closing price of the Company’s common stock on the Pehl Effective Date and will be subject to the terms of the Pehl ISO Agreement. Such option will vest as to 25% of the shares underlying the option on the first anniversary of the Pehl Effective Date, and an additional 1/48th of the total number of shares underlying the option on the corresponding day of each month thereafter until the entire option has vested and become exercisable on the fourth anniversary of the Pehl Effective Date, in each case subject to Pehl’s continued employment on each such vesting date.

On the Pehl Effective Date, Mr. Pehl will also be granted a nonqualified stock option (the “Pehl NQSO Agreement”) to purchase 1,500,000 shares of the Company’s common stock, such option will have a seven-year term and an exercise price equal to the fair market value of the Company’s common stock based on the closing price of the Company’s common stock on the Pehl Effective Date and will be subject to the terms of the Pehl NQSO Agreement. Such option will vest on the same time-based schedule as the Pehl ISO Agreement and based on the performance of the Company’s stock price.

In the event Mr. Pehl is terminated without Cause or resigns for Good Reason before a Change of Control (each as defined in the Pehl Agreement), Mr. Pehl will receive, provided that Mr. Pehl executes within twenty-one (21) days of his termination, does not revoke, and complies with the terms of, a written release that releases the Company from any and all claims with respect to all matters arising out of or related to Mr. Pehl’s employment by the Company and his termination thereof, severance consisting of: (i) eighteen (18) months of his then-current base salary, (ii) his annual target cash bonus prorated based on the number of days actually worked in the fiscal year of his termination and subject to the satisfaction of applicable performance conditions, and (iii) continued health coverage for eighteen (18) months,  among other benefits and in each case subject to the terms and conditions of the Pehl Agreement.

In the event Mr. Pehl is terminated without Cause or resigns for Good Reason within one (1) year after a Change of Control, Mr. Pehl will receive, provided that Mr. Pehl executes within twenty-one (21) days of his termination, does not revoke, and complies with the terms of, a written release that releases the Company from any and all claims with respect to all matters arising out of or related to Mr. Pehl’s employment by the Company and his termination thereof, severance consisting of: (i) twenty-four (24) months of his then-current base salary, (ii) his annual target cash bonus for the year in which he was terminated, (iii) continued health coverage for eighteen (18) months, and (iv) accelerated vesting of the incentive stock option described above,  among other benefits and subject to the terms and conditions of the Pehl Agreement.

Mr. Pehl does not have any family relationship with any director or executive officer, or a person nominated to be a director or executive officer of the Company. Mr. Pehl has not engaged in any transactions with the Company that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.  There are no arrangements or understandings between Mr. Pehl and any other person(s) pursuant to which Mr. Pehl was appointed as the Company’s Chief Executive Officer.

The Company expects to file the Pehl Agreement, the Pehl ISO Agreement and the Pehl NQSO Agreement as exhibits to its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017. The foregoing descriptions are qualified in their entirety by reference to the complete text of the Pehl Agreement, the Pehl ISO Agreement and the Pehl NQSO Agreement, when filed.

Appointment of Director

Upon recommendation from the Nominating and Corporate Governance Committee of the Board and approval by the Board on November 7, 2017, pursuant to the Pehl Agreement, Mr. Pehl was also appointed as a member of the Board to fill a vacancy created by the resignation of Ms. Cynthia L. Sullivan, effective as of December 7, 2017 and subject to Mr. Pehl’s continued employment with the Company.

Appointment of Chief Commercial Officer

On November 8, 2017, upon recommendation from the Compensation Committee of the Board and approval by the Board on November 7, 2017, the Company entered into an Executive Employment Agreement (the “Delaney Agreement”) with Brendan Delaney, pursuant to which Mr. Delaney will serve as the Company’s Chief Commercial Officer.

Mr. Delaney’s appointment as Chief Commercial Officer is effective as of November 10, 2017 (the “Delaney Effective Date”). The term of the Delaney Agreement is for two (2) years, and shall automatically renew for successive one (1) year periods thereafter, unless at least ninety (90) days prior to the end of any such period one party notifies the other in writing that they are exercising their option not to renew the Delaney Agreement. Mr. Delaney will receive an annual base salary of $400,000 and be eligible for an annual bonus, to be determined by the Compensation Committee of the Board, with a target of 45% of Delaney’s base salary for each applicable fiscal year.

On the Delaney Effective Date, Mr. Delaney will be granted an incentive stock option (the “Delaney ISO Agreement”) to purchase 150,000 shares of the Company’s common stock, such option will have a seven-year term and an exercise price equal to the fair market value of the Company’s common stock based on the closing price of the Company’s common stock on the Delaney Effective Date and will be subject to the terms of the Delaney ISO Agreement. Such option will vest as to 25% of the shares underlying the option on the first anniversary of the Delaney Effective Date, and an additional 1/48th of the total number of shares underlying the option on the corresponding day of each month thereafter until the entire option has vested and become exercisable on the fourth anniversary of the Delaney Effective Date, in each case subject to Delaney’s continued employment on each such vesting date.

In the event Mr. Delaney is terminated without Cause or resigns for Good Reason before a Change of Control (each as defined in the Delaney Agreement), Mr. Delaney will receive, provided that Mr. Delaney executes within twenty-one (21) days of his termination, does not revoke, and complies with the terms of, a written release that releases the Company from any and all claims with respect to all matters arising out of or related to Mr. Delaney’s employment by the Company and his termination thereof, severance consisting of: (i) two (2) months of his then-current base salary for each completed year of service, with a minimum of six (6) months base salary and a maximum of twelve (12) months base salary, (ii) his annual target cash bonus prorated based on the number of days actually worked in the fiscal year of his termination and subject to the satisfaction of applicable performance conditions, and (iii) continued health coverage for a period of between six (6) and twelve (12) months, among other benefits and subject to the terms and conditions of the Delaney Agreement.

In the event Mr. Delaney is terminated without Cause or resigns for Good Reason within one (1) year after a Change of Control, Mr. Delaney will receive, provided that Mr. Delaney executes within twenty-one (21) days of his termination, does not revoke, and complies with the terms of, a written release that releases the Company from any and all claims with respect to all matters arising out of or related to Mr. Delaney’s employment by the Company and his termination thereof, severance consisting of: (i) four (4) months of his then-current base salary for each completed year of service, with a minimum of twelve (12) months base salary and a maximum of twenty-four (24) months base salary, (ii) his annual target cash bonus prorated based on the number of days actually worked in the fiscal year of his termination and subject to the satisfaction of applicable performance conditions, (iii) continued health coverage for a period of twelve (12) months, and (iv) accelerated vesting of the incentive stock option described above, among other benefits and subject to the terms and conditions of the Delaney Agreement.

Mr. Delaney does not have any family relationship with any director or executive officer, or a person nominated to be a director or executive officer of the Company. Mr. Delaney has not engaged in any transactions with the Company that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.  There are no arrangements or understandings between Mr. Delaney and any other person(s) pursuant to which Mr. Delaney was appointed as the Company’s Chief Commercial Officer.

The Company expects to file the Delaney Agreement and the Delaney ISO Agreement as exhibits to its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017. The foregoing descriptions are qualified in their entirety by reference to the complete text of the Delaney Agreement and the Delaney ISO Agreement, when filed.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 5.02.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 The following exhibits are being filed herewith:

Exhibit No.	Exhibit
99.1	Immunomedics, Inc. Press Release, dated November 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

Date: November 13, 2017	By:	/s/ Michael R. Garone
Name: Michael R. Garone
Title: Vice President, Finance and Chief Financial Officer